Summary Prospectus April 29, 2024
Virtus AlphaSimplex Managed Futures Strategy Fund
A: AMFAX	C: ASFCX	I: ASFYX	R6: AMFNX

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus, shareholder reports, statement of additional information (“SAI”), and other information about the fund online at www.virtus.com/investor-resources/mutual-fund-documents.

You can also get this information at no cost by calling 800-243-1574 or by sending an e-mail to: virtus.investment.partners@virtus.com. If you purchase shares of the fund through a broker-dealer or other financial intermediary such as a bank, the prospectus and other information will also be available from your financial intermediary.

The fund’s prospectus and SAI both dated April 29, 2024, are incorporated by reference into this Summary Prospectus.

Investment Objective

The fund pursues an absolute return strategy that seeks to provide capital appreciation.

Fees and Expenses

The tables below illustrate the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts in Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in Virtus Funds. More information on these and other discounts is available: (i) from your financial professional or other financial intermediary; (ii) under “Sales Charges” on page 28 of the fund’s prospectus; (iii) with respect to purchase of shares through specific intermediaries, in Appendix A to the fund’s prospectus, entitled “Intermediary Sales Charge Discounts and Waivers;” and (iv) under “Alternative Purchase Arrangements” on page 95 of the fund’s SAI.

Virtus AlphaSimplex Managed Futures Strategy Fund, a series of Virtus Alternative Solutions Trust, is the successor of the AlphaSimplex Managed Futures Strategy Fund, formerly a series of Natixis Funds Trust II (the “Predecessor Fund”), resulting from a reorganization of the Predecessor Fund with and into the fund on May 19, 2023.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I	Class R6
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.50%	None	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the lesser of purchase price or redemption proceeds)	None	1.00%(a)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class I	Class R6
Management Fees	1.25%	1.25%	1.25%	1.25%
Distribution and Shareholder Servicing (12b-1) Fees	0.25%	1.00%	None	None
Other Expenses	0.27%	0.24%	0.26%	0.13%
Total Annual Fund Operating Expenses	1.77%	2.49%	1.51%	1.38%
Less: Fee Waiver and/or Expense Reimbursement(b)	(0.07)%	(0.04)%	(0.06)%	(0.05)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(b)	1.70%	2.45%	1.45%	1.33%

(a)	The deferred sales charge is imposed on Class C Shares redeemed during the first year only.
(b)

Virtus Alternative Investment Advisers, Inc. (“VAIA”), the fund’s investment adviser, has contractually agreed to limit the fund’s total operating expenses (excluding certain expenses, such as front-end or contingent deferred sales charges, taxes, leverage and borrowing expenses (such as commitment, amendment and renewal expenses on credit or redemption facilities), interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, unusual or infrequently occurring expenses (such as litigation), acquired fund fees and expenses, and dividend expenses, if any) so that such expenses do not exceed 1.70% for Class A Shares, 2.45% for Class C Shares, 1.45% for Class I Shares and 1.33% for Class R6 Shares for two years from the Reorganization. Following the contractual period, VAIA may discontinue these expense reimbursement arrangements at any time. Under certain conditions, VAIA and/or its affiliate may recapture operating expenses reimbursed and/or fees waived under these arrangements for a period of up to three years following the date such waiver or reimbursement occurred, provided that the recapture does not cause the fund to exceed its expense limit in effect at the time of the waiver or reimbursement, and any in effect at the time of recapture, after repayment is taken into account. The expense limitation agreement is terminable by mutual agreement of the Board of Trustees of Virtus Alternative Solutions Trust and VAIA.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods or continued to hold them. The example also assumes that your investment has a 5% return each year, that the fund’s operating expenses remain the same and that the expense reimbursement agreement remains in place for the contractual period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Share Status	1 Year	3 Years	5 Years	10 Years
Class A	Sold or Held	$713	$1,070	$1,450	$2,514
Class C	Sold	$348	$772	$1,322	$2,823
	Held	$248	$772	$1,322	$2,823
Class I	Sold or Held	$148	$471	$818	$1,796
Class R6	Sold or Held	$135	$432	$750	$1,653

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. Due to the short-term nature of the fund’s investment portfolio, the fund does not calculate a portfolio turnover rate. If a portfolio turnover rate were calculated and included the fund’s short-term instruments, the fund would have a high portfolio turnover rate.

Investments, Risks and Performance

Principal Investment Strategies

The fund seeks to generate positive absolute returns over time. Under normal market conditions, the fund’s subadviser, AlphaSimplex Group, LLC (“AlphaSimplex”), typically will make extensive use of a variety of derivative instruments, including futures and forward contracts, to capture the exposures suggested by its absolute return strategy while also seeking to add value through volatility management. These market exposures, which are expected to change over time, may include primarly exposures to the returns of U.S. and non-U.S. equity and fixed-income securities indices (including both broad- and narrow-based securities indices), currencies and commodities. AlphaSimplex will have great flexibility to allocate the fund’s derivatives exposure among various securities, indices, currencies, commodities and other instruments; the amount of the fund’s assets that may be allocated to derivative strategies and among these various instruments is expected to vary over time. AlphaSimplex uses proprietary quantitative models to identify price trends in equity, fixed-income, currency and commodity instruments across time periods of various lengths. AlphaSimplex believes that asset prices may show persistent trending behavior due to a number of behavioral biases among market participants as well as certain risk-management policies that will identify assets to purchase in upward-trending markets and identify assets to sell in downward-trending markets. AlphaSimplex believes that following trends across a widely diversified set of assets, combined with active risk management, may allow it to earn a positive expected return over time. The fund may have both “short” and “long” exposures within an asset class based upon AlphaSimplex’s analysis of multiple time horizons to identify trends in a particular asset class. A “short” exposure will benefit when the underlying asset class decreases in price. A “long” exposure will benefit when the underlying asset class increases in price. AlphaSimplex will scale the notional exposure of the fund’s futures and currency forward positions with the objective of targeting a relatively stable level of annualized volatility for the fund’s overall portfolio. As of the date of this prospectus, AlphaSimplex targets an annualized volatility level of 17% or less (as measured by the standard deviation of the fund’s returns). The standard deviation is a measure of how dispersed the data are in relation to the average data point. For a particular time period, the standard deviation of the fund’s returns is, therefore, a measure of how dispersed daily fund returns are relative to the average daily fund return during this period. A low standard deviation means that daily returns are clustered around the average daily return. On the other hand, a high standard deviation means that daily returns are more spread out. Some investors use standard deviation as a measure of risk to compare the expected risk and volatility of various investment options. For example, a typical equity fund will have a higher standard deviation of returns than a typical money market fund, as equity funds generally experience higher volatility of returns as compared to a money market fund. The fund’s actual or realized volatility during certain periods or over time may materially exceed its target volatility for various reasons, including changes in market levels of volatility and because the fund’s portfolio may include instruments that are inherently volatile. This would increase the risk of investing in the fund.

Under normal market conditions, it is expected that no more than 25% of the fund’s total assets will be dedicated to initial and variation margin payments relating to the fund’s derivative transactions. The gross notional value of the fund’s derivative investments, however, will generally exceed 25% of the fund’s total assets, and may significantly exceed the total value of the fund’s assets. The fund expects that under normal market conditions it will invest at least 75% of its total assets in money market and other short-term, high-quality securities (such as bankers’ acceptances, certificates of deposit, commercial paper, loan participations, repurchase agreements and time deposits) (the “Money Market Portion”), although the fund may invest less than this percentage. AlphaSimplex will determine the percentage of the fund’s assets that will be invested in the Money Market Portion at any time. The assets allocated to the Money Market Portion will be used primarily to support the fund’s investments in derivatives and, secondarily, to provide the fund with incremental income and liquidity. Although the fund will invest a significant portion of its assets in money market instruments, the fund is not a “money market” fund and the value of the Money Market Portion as well as the value of the fund’s shares may decrease. The fund is not subject to the portfolio quality, maturity and net asset value requirements applicable to money market funds, and the fund will not seek to maintain a stable net asset value. The fund will concentrate its investments in the financial services industry, which means it will normally invest at least 25% of its total assets in securities and other obligations (for example, bank certificates of deposit, repurchase agreements and time deposits) of issuers in such industry.

AlphaSimplex will only invest the assets of the Money Market Portion in high-quality securities which are denominated in U.S. dollars, and will select securities for investment based on various factors, including the security’s maturity and rating. Duration for all assets in the Money Market Portion is limited to 397 days or less and the weighted average maturity is limited to 120 days or less. AlphaSimplex will invest primarily in: (i) short-term obligations issued or guaranteed by the United States government, its agencies or instrumentalities (“U.S. Government Obligations”); (ii) securities issued by foreign governments, their political subdivisions, agencies or instrumentalities; (iii) certificates of deposit, time deposits and bankers’ acceptances issued by domestic banks, foreign branches of domestic banks, foreign subsidiaries of domestic banks and domestic and foreign branches of foreign banks; (iv) variable amount master demand notes; (v) participation interests in loans extended by banks to companies; (vi) commercial paper or similar debt obligations; and (vii) repurchase agreements.

Although the fund does not intend to invest in physical commodities directly, the fund expects to seek to gain its exposure to commodities and commodity-related derivatives by investing in a wholly-owned subsidiary organized under the laws of the Cayman Islands that will make commodity-related investments (the “Subsidiary”). The fund may invest

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up to 25% of its total assets in the Subsidiary. The strategies and risks described herein for the fund are therefore also applicable to the Subsidiary. Under normal market conditions, no more than 10% of the fund’s total assets are expected to be dedicated to initial and variation margin payments relating to these transactions.

Although the fund seeks positive absolute returns over time, it is likely that the fund’s investment returns may be volatile over short periods of time. The fund may outperform the overall securities market during periods of flat or negative market performance and may underperform during periods of strong market performance. There can be no assurance that the fund’s returns over time or during any period will be positive or that the fund will outperform the overall security markets over time or during any particular period.

The fund may engage in active and frequent trading of securities and other instruments, including derivatives. Due to the short-term nature of the fund’s investment portfolio, the fund does not calculate a portfolio turnover rate. Active and frequent trading of derivatives, like active and frequent trading of securities, will result in transaction costs which reduce fund returns.

The percentage limitations set forth herein are not investment restrictions and the fund may exceed these limits from time to time.

Principal Risks

The fund may not achieve its objective(s), and it is not intended to be a complete investment program. The value of the fund’s investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund’s investments decreases, you will lose money. Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected, and investments may fail to perform as the subadviser expects. As a result, the value of your shares may decrease. Purchase and redemption activities by fund shareholders may impact the management of the fund and its ability to achieve its investment objective(s). The principal risks of investing in the fund are identified below.

> Derivatives Risk: Derivatives and other similar instruments (collectively referred to in this section as “derivatives”) may include, among other things, futures, options, forwards and swap agreements and may be used in order to hedge portfolio risks, create leverage or attempt to increase returns. Investments in derivatives may result in increased volatility and the fund may incur a loss greater than its principal investment.

> Equity Securities Risk: The value of the stocks held by the fund may be negatively affected by the financial market, industries in which the fund invests, or issuer-specific events. Focus on a particular style or in small or medium-sized companies may enhance that risk.

> Interest Rate Risk: The values of debt instruments may rise or fall in response to changes in interest rates, and this risk may be enhanced for securities with longer maturities.

> Credit Risk: If the issuer of a debt instrument fails to pay interest or principal in a timely manner, or negative perceptions exist in the market of the issuer’s ability to make such payments, the price of the security may decline.

> Currency Rate Risk: Fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect the value of the fund’s shares.

> Commodity and Commodity-linked Instruments Risk: Commodities and commodity-linked instruments will subject the fund’s portfolio to greater volatility than investments in traditional securities, and will depend on factors such as drought, floods, weather, livestock disease, embargoes, tariffs and other regulatory developments or supply and demand distruptions. Commodity-linked instruments may experience returns different from the commodity they attempt to track and may also be exposed to counterparty risk.

> Foreign Currency Transactions Risk: The fund’s transactions with respect to foreign currency may not be successful or have the effect of limiting gains from favorable market movements.

> Foreign Investing Risk: Investing in foreign securities subjects the fund to additional risks such as increased volatility; currency fluctuations; less liquidity; less publicly available information about the foreign investment; and political, regulatory, economic, and market risk.

> Leverage Risk: When the fund leverages its portfolio by borrowing or by engaging in certain types of transactions or instruments, including derivatives, the fund may be less liquid, may liquidate positions at an unfavorable time, and the volatility of the fund’s value may increase.

> Financial Services Industry Concentration Risk: Events negatively affecting companies in the financial services industry may cause the value of the fund’s shares to decrease, perhaps significantly. Since the fund concentrates its assets in the financial services industry, the fund is more vulnerable to conditions that negatively affect companies in the financial services industry as compared to a fund that does not concentrate holdings in such securities.

> Portfolio Turnover Risk: The fund’s principal investment strategies may result in a consistently high portfolio turnover rate. Effects of frequent trading of securities and other instruments, including derivatives, may include high transaction costs, which may lower the fund’s return, and realization of greater short-term capital gains, distributions of which are taxable as ordinary income to taxable shareholders. Trading costs and tax effects associated with frequent trading may adversely affect the fund’s performance. See the “Portfolio Turnover” section above for more information about the impact that portfolio turnover can have on your investment.

> Quantitative Model Risk: Investments selected using quantitative models may perform differently from the market as a whole or from their expected performance. There can be no assurance that use of a quantitative model will enable the fund to achieve positive returns or outperform the market.

> Market Volatility Risk: The value of the securities in the fund may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be short- or long-term. Local, regional or global events such as war or military conflict (e.g., Russia’s invasion of Ukraine), acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could have a significant impact on the fund and its investments, including hampering the ability of the fund’s portfolio manager(s) to invest the fund’s assets as intended.

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> Allocation Risk: If the fund’s exposure to equities and fixed income securities, or to other asset classes, deviates from the intended allocation, or if the fund’s allocation is not optimal for market conditions at a given time, the fund’s performance may suffer.

> Counterparty Risk: There is risk that a party upon whom the fund relies to complete a transaction will default.

> Liquidity Risk: Certain instruments may be difficult or impossible to sell at a time and price beneficial to the fund.

> Management Risk: The subadviser’s judgments about the attractiveness and potential appreciation of a security may prove to be inaccurate and may not produce the desired results.

> Non-U.S. Government Securities Risk: When the Fund invests in debt instruments issued by a government outside the U.S., the Fund is exposed to the risks that: (a) the governmental entity that controls the repayment of government debt may not be willing or able to repay the principal and/or to pay the interest when it becomes due, due to factors such as political considerations, the relative size of the governmental entity’s debt position in relation to the economy, cash flow problems, insufficient foreign currency reserves, the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies, and/or other national economicfactors; (b) the issuing government may default on its debt instruments, which may require holders of such securities to participate in debt rescheduling; and (c) there is no legal or bankruptcy process by which defaulted government debt may be collected in whole or in part.

> Redemption Risk: One or more large shareholders or groups of shareholders may redeem their holdings in the fund, resulting in an adverse impact on remaining shareholders in the fund by causing the fund to take actions it would not otherwise have taken.

> Short Sales Risk: Generally, to the extent the price of a security sold short increases between the time of the short sale and the time the fund covers its short position, the fund will incur a loss. The amount of a potential loss on an uncovered short sale transaction is theoretically unlimited.

> Subsidiary Risk: By investing in the Subsidiary, the fund is indirectly exposed to the risks associated with the Subsidiary’s investments, which are generally similar to those that are permitted to be held by the fund. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and is not subject to all of the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the fund and/or the Subsidiary to operate as described in this prospectus and the fund’s Statement of Additional Information, and could adversely affect the fund.

> U.S. Government Securities Risk: U.S. Government securities may be subject to price fluctuations. An agency may default on an obligation not backed by the full faith and credit of the United States. Any guarantee on U.S. government securities does not apply to the value of the fund’s shares.

> Valuation Risk: This is the risk that the fund has valued certain securities or positions at a higher price than the price at which they can be sold. This risk may be especially pronounced for investments, such as derivatives, that may be illiquid or may become illiquid.

Performance Information

The bar chart and table below provide some indication of the potential risks of investing in the fund. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future. The fund has adopted the past performance of the Predecessor Fund as its own. Therefore, the performance tables below include the performance of the shares of the Predecessor Fund prior to the fund’s commencement date. The Predecessor Fund and the fund have identical investment objectives and substantially identical investment strategies.

The bar chart shows changes in the fund’s performance from year to year over a 10-year period. The table shows how the fund’s average annual returns compare to those of a broad-based securities market index and the Credit Suisse Managed Futures Liquid Index and the SG Trend Index. Updated performance information is available at virtus.com or by calling 800-243-1574.

Calendar year total returns for Class I Shares (previously the Predecessor Fund's Class Y Shares)
Returns do not reflect sales charges applicable to other share classes and would be lower if they did.

Best Quarter:	2022, Q1:	18.13%	Worst Quarter:	2015, Q2:	-10.57%	Year to Date (3/28/2024):	8.33%

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Average Annual Total Returns (for the periods ended 12/31/23; includes returns of the Predecessor Fund)

Returns reflect deduction of maximum sales charges and full redemption at end of periods shown.

				Since Inception
				Class R6
	1 Year	5 Years	10 Years	(5/1/2017)
Class I Shares (previously Predecessor Fund's Class Y Shares)
Return Before Taxes	-10.32%	9.16%	5.14%	—
Return After Taxes on Distributions	-10.68%	6.04%	2.94%	—
Return After Taxes on Distributions and Sale of Fund Shares	-6.11%	6.16%	3.25%	—
Class A Shares
Return Before Taxes	-15.51%	7.66%	4.28%	—
Class C Shares
Return Before Taxes	-11.24%	8.08%	4.09%	—
Class R6 Shares (previously Predecessor Fund's Class N Shares)
Return Before Taxes	-10.33%	9.28%	—	5.84%
FT Wilshire 5000 Index (reflects no deduction for fees, expenses or taxes)	26.10%	15.40%	11.69%	12.51%
Credit Suisse Managed Futures Liquid Index (reflects no deduction for fees, expenses or taxes)	-5.91%	3.72%	3.43%	2.59%
SG Trend Index (reflects no deduction for fees, expenses or taxes)	-4.17%	9.10%	5.02%	6.10%

The FT Wilshire 5000 Index is a broad-based free-float market capitalization-weighted index that aims to capture 100% of the U.S. investable market capitalization. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged and not available for direct investment.

The Credit Suisse Managed Futures Liquid Index seeks to gain broad exposure to the Managed Futures strategy using a pre-defined quantitative methodology to invest in a range of asset classes, including equities, fixed income, commodities and currencies. The SG Trend Index is equal-weighted, reconstituted and rebalanced annually, and calculates the net daily rate of return for a pool of Commodity Trading Advisors selected from the larger managers that are open to new investment. AlphaSimplex Group, LLC is part of this Index. The indexes are calculated on a total return basis with net dividends reinvested. The indexes are unmanaged, and are not available for direct investment.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown only for Class I Shares; after-tax returns for other classes will vary. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts or to shares held by non-taxable entities. In certain cases, the Return After Taxes on Distributions and Sale of Fund Shares for a period may be higher than other return figures for the same period. This will occur when a capital loss is realized upon the sale of fund shares and provides an assumed tax benefit that increases the return.

Management

The fund’s investment adviser is Virtus Alternative Investment Advisers, Inc. (“VAIA”).

The fund’s subadviser is AlphaSimplex Group, LLC (“AlphaSimplex”), an affiliate of VAIA.

Portfolio Management

> Alexander D. Healy, Chief Investment Officer of AlphaSimplex, is a portfolio manager of the fund and served as a co-portfolio manager of the Predecessor Fund since 2014.

> Kathryn M. Kaminski, Chief Research Strategist of AlphaSimplex, is a portfolio manager of the fund and served as a co-portfolio manager of the Predecessor Fund since 2018.

> Philippe P. Lüdi CFA, Senior Research Scientist of AlphaSimplex, is a portfolio manager of the fund and served as a co-portfolio manager of the Predecessor Fund since 2014.

> John C. Perry, Senior Research Scientist of AlphaSimplex, is a portfolio manager of the fund and served as a co-portfolio manager of the Predecessor Fund since 2017.

> Robert S. Rickard, Portfolio Manager of AlphaSimplex, is a portfolio manager of the fund and served as a co-portfolio manager of the Predecessor Fund since 2010.

Purchase and Sale of Fund Shares

Minimum initial investments applicable to Class A and Class C Shares:

▪ $2,500, generally

▪ $100 for Individual Retirement Accounts (IRAs), systematic purchase or exchange accounts

▪ No minimum for defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans.

Minimum additional investments applicable to Class A and Class C Shares:

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▪ $100, generally

▪ No minimum for defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans.

For Class I Shares, the minimum initial purchase is $100,000; there is no minimum for additional purchases.

Class R6 Shares are offered without a minimum initial investment to the following investors in plan level or omnibus accounts only (provided that they do not require or receive any compensation, administrative payments, sub-transfer agency payments or service payments with respect to Class R6 Shares): (i) qualified retirement plans, including, but not limited to, 401(k) plans, 457 plans, employer sponsored 403(b) plans, and defined benefit plans; (ii) banks and trust companies; (iii) insurance companies; (iv) financial intermediaries utilizing such shares in fee-based investment advisory programs; (v) registered investment companies; (vi) 529 portfolios that are advised or sub-advised by Virtus affiliates; and (vii) non-qualified deferred compensation plans. Other institutional investors may be permitted to purchase Class R6 Shares subject to the fund’s determination of eligibility and may be subject to a $2,500,000 minimum initial investment requirement.

In general, you may buy or sell shares of the fund by mail or telephone on any business day. You also may buy and sell shares through a financial professional, broker-dealer or other financial intermediary.

Taxes

The fund’s distributions are taxable to you as either ordinary income or capital gains, except when your investment is through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial professional to recommend the fund over another investment.

No compensation, administrative payments, sub-transfer agency payments or service payments are paid to brokers or other entities from fund assets or the Distributor’s or an affiliate’s resources on sales of or investments in Class R6 Shares. Class R6 Shares do not carry sales commissions or pay Rule 12b-1 fees, or make payments to brokers or other entities to assist in, or in connection with, the sale of the fund’s shares. Ask your financial professional or visit your financial intermediary’s website for more information.

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Virtus Mutual Funds P.O. Box 534470 Pittsburgh, PA 15253-4470

8078	4-24